                                                   Exhibit 21

SUBSIDIARIES OF HOUSEHOLD INTERNATIONAL, INC.
- ---------------------------------------------

As of June 30, 1994 the following subsidiaries were directly or indirectly owned by the Registrant. Certain subsidiaries which in the aggregate do not constitute significant subsidiaries may be omitted.

                                                           %
                                                           Voting
                                                           Stock
                                             Organized     Owned
                                             Under         By
Names of Subsidiaries                        Laws of:      Parent
- ---------------------                        ---------     ------
Hamilton Investments, Inc.                   Delaware      100%
 Alpha Source Asset Management, Inc.         Delaware      100%
 Craig-Hallum Corporation                    Delaware      100%
  Craig-Hallum, Inc.                         Minnesota     100%
 ProValue Investments, Inc.                  Delaware      100%
Household Bank, f.s.b                        U.S.          100%
 Household Affinity Funding Corporation      Delaware      100%
 Household Bank (SB), N.A.                   U.S.          100%
 Household Home Title Services, Inc.         California    100%
 Household Investment Services, Inc.         California    100%
  Household Insurance Services, Inc.         Illinois      100%
 Housekey Financial Corporation              California    100%
  Associations Service Corporation           Indiana       100%
  Household Mortgage Services, Inc.          Delaware      100%
  Security Investment Corporation            Maryland      100%
Household Credit Services, Inc.              Delaware      100%
Household Finance Corporation                Delaware      100%
 HFC Funding Corporation                     Delaware      100%
 HFC Revolving Corporation                   Delaware      100%
 HFS Funding Corporation                     Delaware      100%
 Household Bank (Nevada), N.A.               U.S.          100%
 Household Card Services, Inc.               Nevada        100%
  Household Bank (Illinois), N.A.            U.S.          100%
 Household Credit Services of Mexico, Inc.   Delaware      100%
 Household Finance Receivables Corporation IIDelaware      100%
 Household Financial Services, Inc.          Delaware      100%
 Household Group, Inc.                       Delaware      100%
  Alexander Hamilton Life Insurance Company  Michigan      100%
   of America
   Alexander Hamilton Capital Management,    Michigan      100%
    Inc.
   Alexander Hamilton Insurance Agency, Inc. Michigan      100%
   Alexander Hamilton Life Insurance Co.     Arizona       100%
    of Arizona
                                                           %
                                                           Voting
                                                           Stock
                                             Organized     Owned
                                             Under         By
Names of Subsidiaries                        Laws of:      Parent
- ---------------------                        ---------     ------
   First Alexander Hamilton Life             New York      100%
    Insurance Co.
   Hamilton National Life Insurance Company  Michigan      100%
   Alexander Hamilton Insurance Company      Michigan      100%
    of America
  Cal-Pacific Services, Inc.                 California    100%
  Household Business Services, Inc.          Delaware      100%
  Household Capital Markets, Inc.            Delaware      100%
  Household Commercial Financial             Delaware      100%
   Services, Inc.
   Business Realty Inc.                      Delaware      100%
    Business Lakeview, Inc.                  Delaware      100%
   Capital Graphics, Inc.                    Delaware      100%
   Color Prelude Inc.                        Delaware      100%
   HCFS Business Equipment Corporation       Delaware      100%
    HFC Commercial Realty, Inc.              Delaware      100%
     Center Realty, Inc.                     Delaware      100%
     Com Realty, Inc.                        Delaware      100%
     G.C. Center, Inc.                       Delaware      100%
     Land of Lincoln Builders, Inc.          Illinois      100%
   HFC Leasing, Inc.                         Delaware      100%
    First HFC Leasing Corporation            Delaware      100%
    Second HFC Leasing Corporation           Delaware      100%
    Valley Properties Corporation            Tennessee     100%
    Fifth HFC Leasing Corporation            Delaware      100%
    Sixth HFC Leasing Corporation            Delaware      100%
    Seventh HFC Leasing Corporation          Delaware      100%
    Eighth HFC Leasing Corporation           Delaware      100%
    Tenth HFC Leasing Corporation            Delaware      100%
    Eleventh HFC Leasing Corporation         Delaware      100%
    Thirteenth HFC Leasing Corporation       Delaware      100%
    Fourteenth HFC Leasing Corporation       Delaware      100%
    Seventeenth HFC Leasing Corporation      Delaware      100%
    Nineteenth HFC Leasing Corporation       Delaware      100%
    Twenty-second HFC Leasing Corporation    Delaware      100%
    Twenty-sixth HFC Leasing Corporation     Delaware      100%
    Beaver Valley, Inc.                      Delaware      100%
    Hull 752 Corporation                     Delaware      100%
    Hull 753 Corporation                     Delaware      100%
    Third HFC Leasing Corporation            Delaware      100%
     Macray Corporation                      California    100%
    Fourth HFC Leasing Corporation           Delaware      100%
     Pargen Corporation                      California    100%
    Fifteenth HFC Leasing Corporation        Delaware      100%
     Hull Fifty Corporation                  Delaware      100%
                                                           %
                                                           Voting
                                                           Stock
                                             Organized     Owned
                                             Under         By
Names of Subsidiaries                        Laws of:      Parent
- ---------------------                        ---------     ------
   Household Capital Investment Corporation  Delaware      100%
    B&K Corporation                          Michigan       94%
   Household Commercial of California, Inc.  California    100%
    Amstelveen FSC Ltd.                      Bermuda        99%
    Night Watch FSC Ltd.                     Bermuda       100%
    Overseas Leasing Two FSC, Ltd.           Bermuda        99%
    Overseas Leasing Four FSC, Ltd.          Bermuda        99%
    Overseas Leasing Five FSC, Ltd.          Bermuda        99%
   Omni Products International, Inc.         Rhode Island  100%
    OPI, Inc.                                Virginia      100%
   The Generra Company                       Delaware       80%
 Household Finance Consumer Discount Company Pennsylvania  100%
 Household Finance Corporation II            Delaware      100%
 Household Finance Corporation of Alabama    Alabama       100%
 Household Finance Corporation of California Delaware      100%
 Household Finance Corporation of Nevada     Delaware      100%
 Household Finance Realty Corporation of     Delaware      100%
  New York
 Household Finance Industrial Loan Company   Iowa          100%
  of Iowa
 Household Finance Realty Corporation of     Delaware      100%
  Nevada
  Household Finance Corporation III          Delaware      100%
   Household Realty Corporation              Delaware      100%
    Overseas Leasing One FSC, Ltd.           Bermuda       100%
  Household Retail Services, Inc.            Delaware      100%
   HRSI Funding, Inc.                        Nevada        100%
 Household Financial Center Inc.             Tennessee     100%
 Household Group Australia, Inc.             Delaware      100%
  HFC of Australia, Ltd.                     Victoria      100%
   Household Financial Services, Ltd.        NewSouthWales 100%
    BFC Finance Limited                      Victoria      100%
     Eastrock Finance Corporation Pty. Ltd.  Victoria      100%
    Heritage General Insurance Limited       NewSouthWales 100%
    Heritage Life Insurance Ltd.             NewSouthWales 100%
     HFC Leasing Ltd.                        NewSouthWales 100%
    Household Building Society               Tasmania      100%
    Inter City Lease Management Pty. Ltd.    NewSouthWales 100%
    HFC Australia Deposits Pty Limited       NewSouthWales 100%
 Household Industrial Finance Company        Minnesota     100%
 Household Industrial Loan Co. of Kentucky   Kentucky      100%
 Household Insurance Agency, Inc.            Nevada        100%
 Household Recovery Services Corporation     Delaware      100%
 Household Relocation Management, Inc.       Illinois      100%
 Mortgage One Corporation                    Delaware      100%
                                                           %
                                                           Voting
                                                           Stock
                                             Organized     Owned
                                             Under         By
Names of Subsidiaries                        Laws of:      Parent
- ---------------------                        ---------     ------
 Mortgage Two Corporation                    Delaware      100%
 Sixty-First HFC Leasing Corporation         Delaware      100%
Household Bank (California), N.A.            U.S.          100%
Household Receivables Funding Corporation    Nevada        100%
 Household Receivables Funding               Delaware      100%
  Corporation II
 Household Receivables Funding, Inc.         Delaware      100%
Household Financial Group, Ltd.              Delaware      100%
Household Global Funding, Inc.               Delaware       78%
 Household International (U.K.) Limited      England       100%
  D.L.R.S. Limited                           Cheshire      100%
  HFC Bank plc                               U.K.          100%
  Hamilton Life Assurance Co. Limited        U.K.          100%
  Hamilton Insurance Company Limited         U.K.          100%
  Hamilton Financial Planning Services       U.K.          100%
   Limited
  HFC Pension Plan Limited                   England       100%
  Household Funding Limited                  U.K.          100%
  Household Investments Limited              England/Wales 100%
  Household Leasing Limited                  England       100%
  Household Management Corporation Limited   England/Wales 100%
  Household Overseas Limited                 England       100%
   Household International Netherlands, B.V. Netherlands   100%
 Household Financial Corporation Limited     Ontario       100%
  Auto League of North America Limited       Canada        100%
  HFC of Canada                              Canada        100%
  Household Realty Corporation Limited       Ontario       100%
  Household Trust Company                    Canada        100%
  Merchant Retail Services Limited           Ontario       100%
Household Mexico, Inc.                       Delaware      100%
 Household de Mexico S.A. de C.V.            Mexico         99%
Household Reinsurance Ltd.                   Bermuda       100%
Land of Lincoln Real Estate, Ltd.            Illinois      100%


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